UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

                Adelphia Communications Corporation (the “Company”) entered into amended and restated employment agreements (the “Agreements”) with Robert G. Wahl, Senior Vice President of the Northeast Region of the Company on November 10, 2004 and Joseph Bagan, Senior Vice President of the Southeast Region of the Company on November 1, 2004 (each an “Agreement”, and together, the “Agreements”).  The Agreement with Mr. Wahl became effective November 10, 2004 and the Agreement with Mr. Bagan became effective November 1, 2004.  The Agreements supercede the prior employment agreements that the executives had with the Company that became effective May 8, 2003.  The term of each Agreement runs until (i) the death or disability of the executive; (ii) termination of the executive by the Company with or without cause; or (iii) termination by the executive with or without good reason.  Modifications to the Agreements include revisions to the definition of good reason (as defined in the Agreements), the provision concerning the reimbursement of business and other expenses and the calculation of the incentive bonus in the event of termination from the Company.  Also, provisions regarding continued medical coverage for up to two years following certain termination events and reimbursement for relocation expenses were added.

                The Agreements provide for an annual base salary of $260,000 for both Mr. Wahl and Mr. Bagan, which may be increased, subject to periodic review.  The Agreements also provide that the executives are eligible to earn annual incentive bonuses upon the satisfaction of performance goals set by the Compensation Committee.  The executives are eligible to participate in the Company’s Performance Retention Plan, the terms of which include a grant, to be payable in accordance with the terms of the plan.

                The Agreements provide that in the event that either executive’s employment terminates due to death or  disability, the executive is entitled to any accrued, unpaid base salary and incentive bonuses, a pro rata portion of the incentive bonus for the year in which termination occurs, all vested and unpaid benefits under the Company’s benefit plans and unreimbursed business expenses.  In the event that the executive’s employment is terminated by the Company other than for death, disability or cause, or if terminated by the executive for good reason, the executive is entitled to, in addition to aforementioned, payment of an amount equal to the base salary for two years, continued medical coverage for two years and reimbursement for relocation expenses if the executive had previously relocated at the Company’s request since March of 2003.  In the event the executive is terminated for cause (as defined in the Agreements) or by the executive without good reason, he shall only receive accrued, unpaid base salary, vested benefits and unreimbursed expenses.

                Mr. Wahl and Mr. Bagan are prohibited from competing with the Company for at least twelve months following termination of employment for any reason without the express prior written approval of the Company.  The Agreements also provide that the executives shall not divulge confidential information, shall not solicit the Company’s customers or employees for at least twelve months following termination of employment for any reason and the executives agree that they shall have no claim to the Company's intellectual property rights.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by management of the Company during the time that members of the Rigas family held senior executive positions: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew the audit reports it had issued with respect to the financial statements of the Company; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended June 30, 2004, March 31, 2004, September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and possibly other periods.  New management took control of the

Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question.  Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this report may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company’s proposed plan of reorganization and to consummation of the Company’s proposed exit financing facilities.

Cautionary Statement Regarding Forward-Looking Statements

                This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company’s pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company’s ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company’s control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2004

ADELPHIA COMMUNICATIONS
CORPORATION (Registrant)

By:	/s/ Brad M. Sonnenberg
Brad M. Sonnenberg
Executive Vice President, General Counsel
and Secretary